Exhibit 10.1

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) dated as of                     , 2007, is entered into by and between Chipotle Mexican Grill, Inc., a Delaware corporation (“Corporation”), and                                          (“Indemnitee”).

RECITALS

WHEREAS, Indemnitee desires to have additional protection above the coverage available under the Corporation’s liability insurance and to the extent permissible under applicable law for proceedings that arise from Indemnitee’s service to the Corporation; and

WHEREAS, the Corporation recognizes Indemnitee’s desire for additional protection and wishes to provide for the indemnification and advancement of expenses to Indemnitee to the maximum extent permitted by law.

WHEREAS, this Agreement sets forth the terms, conditions and procedures under which the Corporation shall make determinations required under applicable law in determining Indemnitee’s entitlement to indemnification and advancement of expenses thereunder.

NOW, THEREFORE, the Corporation and Indemnitee hereby agree as follows:

1. Indemnification. If Indemnitee was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise of the Corporation (collectively “Enterprise”), including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporate Law of the State of Delaware (“DGCL”), as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, liens, amounts paid or to be paid in settlement and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by Indemnitee in connection therewith and such indemnification shall continue as to Indemnitee after he or she has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation (“Board of Directors”).

2. Advancement of Expenses. The right to indemnification conferred hereunder shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) (“Expenses”) incurred in defending any such proceeding in advance of its final disposition provided, however, that, if the DGCL requires, the payment of such Expenses incurred by an Indemnitee in his or her capacity as such in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified under this Agreement or otherwise (an “undertaking”); and provided, further, that such advancement of Expenses incurred by any person other than an Indemnitee shall be made only upon the delivery of an undertaking to the foregoing effect and may be subject to such other conditions as the Reviewing Party may deem advisable.

3. Indemnification Procedure.

a. Notification of Indemnification Claim. To obtain indemnification under Section 1 or Section 2 of this Agreement, Indemnitee shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors that Indemnitee has requested indemnification.

b. Determination of Entitlement to Indemnification; Presumptions. Upon written request by Indemnitee for indemnification pursuant to Section 3(a), a determination with respect to Indemnitee’s entitlement thereto shall be made in the specific case by (i) directors of the Board of Directors who are not parties to or otherwise interested in the proceeding, or a committee of such directors designated by majority vote of such directors (each of which shall make decisions by majority vote), (ii) if there are no such directors, or if such directors so direct, by independent legal counsel (an attorney or firm of attorneys who shall not have been retained by or otherwise performed services for the Corporation or Indemnitee within the previous three (3) years); or (iii) such other persons as may be provided by applicable law (the person or persons to make such determination, the “Reviewing Party”). If the Reviewing Party makes a determination that, with regard to matters concerned in the proceeding for which Indemnitee is requesting indemnification, Indemnitee did not meet the applicable standard of conduct set forth in the DGCL or under the Corporation’s Certificate of Incorporation or Bylaws (an “Adverse Determination”), the Corporation’s obligations to indemnify Indemnitee under Section 1 and Section 2 of this Agreement, the Corporation’s Certificate of Incorporation or Bylaws, and applicable law shall be extinguished, unless and until a court of competent jurisdiction has entered a final judicial decision from which there is no further right to appeal that indemnification is legally required under applicable law. In making a determination hereunder with respect to Indemnitee’s entitlement to indemnification, the Reviewing Party shall presume that Indemnitee is entitled to indemnification, unless Indemnitee shall have entered a plea of guilty or nolo contendere in a criminal proceeding. Anyone seeking to overcome the presumption that Indemnitee is entitled to indemnification shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

c. Advancements. All advances of Expenses to be made under Section 2 shall be paid by the Corporation to the Indemnitee as soon as practicable but in any event no later than twenty (20) days after the Corporation’s receipt of Indemnitee’s undertaking under Section 2 and written request under Section 3(a), unless: (i) the Reviewing Party has made an Adverse Determination; or (ii) it is determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified under this Agreement, the Corporation’s Certificate of Incorporation or Bylaws, or applicable law.

d. Right of Indemnitee to Bring Suit. If a claim under this Agreement is not paid in full by the Corporation within sixty (60) days after a written claim has been properly received by the Corporation, Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part, Indemnitee shall be entitled to be paid also the expense of prosecuting such suit. It shall be a defense to any such suit (other than a suit brought to enforce a right to advancement of expenses where the required undertaking has been tendered to the Corporation) that Indemnitee has not met the applicable standard of conduct set forth in the DGCL, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Reviewing Party or the Board of Directors) to have made a determination prior to the commencement of such action that indemnification of Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an Adverse Determination by the Reviewing Party, shall be a defense to the suit or create a presumption that Indemnitee has not met the applicable standard of conduct.

4. Nonexclusivity. The indemnification provided under this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Corporation’s Certificate of Incorporation, Bylaws, other agreement (including any insurance arrangement), any vote of shareholders or disinterested directors, the DGCL, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action such Indemnitee took or did not take while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity and such indemnity shall survive the termination or expiration of this Agreement.

5. Exclusions. The Corporation shall not be liable under this Agreement to pay any Expenses in connection with any claim made against Indemnitee:

a. in connection with a judicial action by or in the right of the Corporation, in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper;

b. if and to the extent that it is proved by final, non-appealable judgment in a court of law or other final adjudication to have been based upon or attributable to the Indemnitee’s in fact having gained any personal profit or advantage to which he or she was not legally entitled;

c. for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, and amendments thereto or similar provisions of any state statutory law or common law;

d. or any judgment, fine or penalty which the Corporation is prohibited by applicable law from providing indemnity hereunder; or

e. in connection with a proceeding to enforce against Indemnitee any written non-compete or non-disclosure agreement, or a non-compete or non-disclosure provision of any written employment, consulting, stock option, restricted stock or other similar agreement, to which the Indemnitee may be a party with the Corporation or any Enterprise, it being agreed that Indemnitee would not be a party to any such proceeding by reason of the fact that he or she is or was a director or officer of the Corporation.

6. No Duplication of Payments. The Corporation shall not be liable under this Agreement to make any payment in connection with any proceeding made against any Indemnitee to the extent such Indemnitee has otherwise actually received payment (under any insurance policy, or any provision of the Corporation’s Certificate of Incorporation or Bylaws, or otherwise) of the amounts otherwise indemnifiable hereunder.

7. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

8. Subrogation. In the event of payment under this Agreement, the Corporation will be subrogated to the extent of such payment to all of the related rights of recovery of Indemnitee against other persons or entities (other than Indemnitees successors). Indemnitee will execute all papers reasonably required to evidence such rights of recovery (all of Indemnitees reasonable Expenses, including attorneys’ fees and changes, related thereto to be reimbursed by or, at the option of Indemnitee, advanced by the Corporation).

9. Partial Indemnity; Settlement. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of any proceeding but not for the entire amount thereof, the Corporation will nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any issue or matter therein, including without limitation dismissal without prejudice, Indemnitee will be indemnified against all Expenses incurred in connection therewith. In connection with any determination as to whether Indemnitee is entitled to be indemnified hereunder, there will be a presumption that Indemnitee is so entitled, which presumption the Corporation may overcome only by its adducing clear and convincing evidence to the contrary. The Corporation shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any threatened or pending proceeding effected without the Corporation’s prior written consent.

10. General Provisions.

a. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

b. Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

c. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

d. Successors and Assigns; Survival. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Corporation (and the Corporation may assign its rights and obligation in connection with any such transaction without the consent of Indemnitee), spouses, heirs, and personal and legal representatives. The Corporation shall require and cause any successor (whether director or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Corporation, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to any proceeding regardless of whether Indemnitee continues to serve as a director, officer, employee or agent of the Corporation or of any other Enterprise at the Corporation’s request.

e. Notices. Any notice provided for in this Agreement must be in writing and must be either (i) personally delivered (in which case such notice shall be deemed to have been given when so delivered), (ii) mailed by first class mail (postage prepaid and return receipt requested) (in which case such notice shall be deemed to have been given three business days after deposit in the U.S. mail), (iii) sent by reputable overnight courier service (charges prepaid) (in which case such notice shall be deemed to have been given one business day after being so deposited with such reputable overnight courier service), or (iv) sent by facsimile (in which case such notice shall be deemed to have been given on the date of such transmission, if such transmission is completed at or prior to 5:00 p.m., local time of the recipient party, or on the next business day following the date of transmission, if such transmission is completed after 5:00 p.m., local time of the recipient party, provided in each case the relevant transmission report indicates a full and successful transmission) to the recipient at such address as identified in the records of the Corporation, or to such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

f. Choice of Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

g. Amendment and Waiver. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all parties hereto. A waiver of any provision of this Agreement shall not be effective against a party unless in writing signed by such party.

h. No Construction of Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Corporation or any of its subsidiaries.

i. No Third Party Beneficiaries. Nothing in this Agreement is intended to confer on any person other than the parties hereto or their respected successors or assigns any rights, remedies, claims, or causes of action, liabilities or obligations under or by reason of this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.

Chipotle Mexican Grill, Inc.

By:
Name:
Its:

Indemnitee:

By:
Name: